UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd, Hauppauge, NY 11788

          (Name and address of agent for service)

Registrant's telephone number, including area code:

(631) 470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/11

Item 1.  Reports to Stockholders.

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

Cusip: 21724W209

Annual Report

November 30, 2011

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

2011 Year-End Fund Commentary

Dear Fellow Shareholders:

Copeland Capital Management, LLC ("Copeland") is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund ("CDGRX" or the "Fund") since its inception on December 28, 2010 through the end of its first fiscal year on November 30, 2011. The Fund finished its first year of operation with a return of +2.2%, relative to the large cap S&P 500’s +1.0% return and the all cap Russell 3000’s +0.2% return. However, the Fund distinguished itself by delivering this performance with lower volatility than the benchmarks. The Fund’s relative stability is aided by its strategy to invest only in dividend growth stocks that have increased their dividends every year for at least the last five years, which historically have lagged the market in aggressive rallies, beat the market during downturns and periods of volatility, and outperformed over long periods of time. The Fund’s other differentiating strategy is a willingness to step aside from equities and invest in cash or cash equivalents, when directed by our quantitative sector signals, which also served to mitigate volatility this year. For the year the Fund delivered its market-beating return while its beta and standard deviation, industry standard metrics of measuring risk, were just 30% and 50% of the S&P 500 (see graph), respectively. The result was that in a period where the market made little progress and the rollercoaster ride gave many investors nausea, the Copeland Risk Managed Dividend Growth Fund offered more progress and a smoother ride.

*CDGRX performance shown without load.  Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.  Past performance is no guarantee of future results.

In its first year the Fund was able to demonstrate all phases of its investment strategy. The Fund is first and foremost a dividend growth strategy, based on Copeland's disciplined process of purchasing equities that have raised their dividend for a minimum of five consecutive years. At Copeland we believe that the growth rate of the dividend drives stock price performance over time and, when combined with yield, creates what we believe to be the best method for capturing total returns in today’s debt burdened, slow growth economy.

CDGRX performance shown without load.  For additional information, please refer to the performance presentation below.

From inception in December of 2010 through the end of June 2011, the Fund was broadly diversified across all market sectors. Equity investments reflected dividend growth stocks which our research revealed to offer the best combination of growth, yield, and quality. The Fund's sector positioning was driven by our quantitative sector signals, which forecast that all of the nine sectors of the market were likely to appreciate in value. Over those six months, a period during which concerns about government and consumer debt issues had faded to the background, the broad market, as defined by the all cap Russell 3000 Index, delivered a +6.3% return and the large cap S&P 500 delivered a similar +6.0% return. The Fund however did even better, delivering an +8.5% return which demonstrated that it is not just a defensive strategy, but rather one that can fully participate in market rallies. Performance was led by dividend stock selection, most notably by current holdings including technology stocks such as Accenture PLC (ACN), International Business Machines (IBM) and Intel (INTC). Holdings sold prior to year end, including material stocks such as Newmarket Corp. (NEU) and Albermarle (ALB) as well as financial stocks such as Bank of the Ozarks (OZRK), AmTrust Financial Services (AFSI) and Digital Realty Trust (DLR) were also strong contributors to performance over the first half of the year. (For a list of current Fund holdings, please call 1-888-9-COPELAND.)

Over the summer, rising inflation, weaker incoming economic data, Congress’ inability to come to an agreement to solve the nation’s deficit issues, as well as the re-emergence of the European financial crisis, all contributed to a jump in volatility and decline in the equity markets. At June 30th, the Financial sector was the first to be downgraded to "Sell" in our quantitative signaling system, leading Copeland to liquidate all financials from the Fund and to reallocate the proceeds to the eight remaining “Buy” sectors. The Russell 3000 fell -15.3% and the S&P 500 fell -13.9% in the third quarter, with the decline accelerating each month. The S&P 500 Financials sector fell -22.8% for the third quarter, which the Fund was able to avoid. More sectors went negative each subsequent month in the quantitative system, leading the Fund to allocate 50% of the portfolio to cash at the end of August and 75% at the end of September. The Fund depreciated just -6.9% in the third quarter, beating the market, as our dividend stocks proved resilient, the sectors we avoided had the most significant declines, and our exposure to cash proved beneficial.

At September 30th, the European debt crisis was spiraling out of control and the market seemed to be positioned on the precipice of a cliff. Our quantitative signals sensed the market stress, leaving the Copeland Risk Managed Dividend Growth Fund positioned defensively (with 75% cash, and 25% Utilities stocks), in an effort to manage risk, if a repeat of 2008's financial market meltdown occurred. As we now know, the crash did not reoccur, and the Fund paid a price for this defensive strategy as stocks enjoyed one of their finest monthly rebounds in decades. The gain of 11.5% in the all cap Russell 3000 Index and 10.9% in the large cap S&P 500 outpaced the Fund's 1.9% return in October. We do not shy away from discussion of performance in this period. The Fund's investing approach was designed with the two stock market crashes in the decade of the 2000's in mind, the knowledge that these capital destroying events were not uncommon throughout the past century, and a belief that the equity markets today are more vulnerable than ever to destabilizing events. The current abnormal investing environment is characterized by central banks in most of the developed world holding interest rates at or near zero and engaging in quantitative easing, or "printing money", desperate to stimulate their economies.  These countries, including the United States, are ineffectively attempting to pass austerity measures that eliminate deficits and debts without causing further damage to fragile economies. The balance sheet of consumers is similarly leveraged while meager employment and income gains make progress on this front glacial. We believe the deleveraging process will surely take many more years, meaning that this stock market, characterized by high volatility and minimal overall upward progress, is not likely to change course soon. At the same time, equity valuations appear inexpensive and many corporations are financially quite healthy, generating cash and often willing to pay that cash back to shareholders in the form of rising dividends. We believe the long term return potential is substantial, especially relative to other investment options, arguing for more equity exposure, but the risk of significant short term declines is very high, scaring many investors away from the market. It is our hope that our approach will allow our shareholders to persevere with Copeland through these tumultuous times in an effort to attain the long-term total return available from owning companies paying out a rising dividend year after year after year . . .

At Copeland we are acutely aware of the market's uncertainties, but believe that we and the Fund's shareholders do not need to agonize over the near run direction of the market. The Copeland Risk Managed Dividend Growth Fund utilizes quantitative signals to determine asset allocation between cash and equities as well as the allocation amongst sectors of the market. This approach enables us to focus all of our efforts into evaluating the dividend strength of the companies in the portfolio. The Fund's mandate is to increase our cash allocation and attempt to manage risk when market signals turn negative. When invested in equities, the Fund holds what we believe to be the highest quality companies that have raised their dividend for at least five consecutive years. We expect that this approach will enable the Fund to perform well during periods of market strength while managing risk during periods of market weakness, as shown in 2011. Heading into our new year the Fund is once again fully invested, but reflective of the continued turbulence, is equally weighted in just five of the available nine sectors of the market.

December 1, 2011

The data quoted above represent past performance and do not indicate future returns. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month‐end please call 1‐888‐9‐COPELAND.

S & P 500 Index consists of 500 stocks chosen for market size, liquidity & industry group representation.  It is a market value weighted Index with each stock's weight in the Index proportionate to its market value.  You cannot directly invest in an Index.  Unmanaged index returns do not reflect any fees, expenses or sales charges.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.  Unmanaged index returns do not reflect any fees, expenses or sales charges.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Standard deviation is a measure of the variability of returns - the higher the standard deviation, the greater the range of performance (i.e., volatility).

NLD Review Code:  0049-NLD-1/10/2012

                                                                                                                                     Sector Allocation - 11/30/11

Holdings are for informational purposes only and should not be deemed a recommendation to buy. Holdings are subject to change, may not be representative of current holdings,and are subject to risk.	*Footnote: Cash percentage may differ from the Generally Accepted Accounting Principles cash percentage reflected in the Portfolio of Investments.

Copeland Risk Managed Dividend Growth Fund

Performance of a $10,000 Investment (Unaudited)

December 28, 2010 through November 30, 2011

Total Returns as of November 30, 2011
Since Inception*
Copeland Risk Managed Dividend Growth Fund:
Class A
Without sales charge	2.19%
With sales charge	(3.68)%
S&P 500	1.03%
Russell 3000	0.15%

________

* Class A shares commenced operations on December 28, 2010.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2013, to ensure that the net annual fund operating expenses will not exceed 1.45%, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2011
Shares		Market Value
	COMMON STOCK - 98.16%
	AEROSPACE / DEFENSE - 2.46%
33,801	Lockheed Martin Corp.	$ 2,641,548

	AGRICULTURE - 2.46%
34,732	Philip Morris International, Inc.	2,647,968

	COMMERCIAL SERVICES - 3.89%
69,547	Rollins, Inc.	1,543,943
27,151	Visa, Inc. - Cl. A	2,632,833
		4,176,776
	COMPUTERS - 2.50%
14,293	International Business Machines Corp.	2,687,084

	COSMETICS / PERSONAL CARE - 2.46%
28,831	Colgate-Palmolive Co.	2,638,037

	DISTRIBUTION / WHOLESALE - 2.55%
14,653	WW Grainger, Inc.	2,738,646

	ELECTRIC - 4.97%
72,849	Unisource Energy Corp.	2,686,670
79,943	Wisconsin Energy Corp.	2,652,509
		5,339,179
	FOOD - 2.44%
132,555	Flowers Foods, Inc.	2,620,612

	GAS - 4.94%
61,811	Chesapeake Utilities Corp.	2,657,255
88,355	UGI Corp.	2,647,116
		5,304,371
	HOUSEHOLD PRODUCTS / WARES - 2.43%
59,072	Church & Dwight Co., Inc.	2,613,936

	INFORMATION TECHNOLOGY SERVICES - 2.51%
46,539	Accenture PLC - Cl. A	2,696,004

	LEISURE TIME - 2.47%
44,147	Polaris Industries, Inc.	2,653,235

	MACHINERY - DIVERSIFIED - 5.06%
29,232	Cummins, Inc.	2,815,918
55,676	Nordson Corp.	2,620,113
		5,436,031
	MEDIA - 2.51%
28,921	Factset Research Systems, Inc.	2,696,305

	MISCELLANEOUS MANUFACTURING - 2.98%
38,657	Parker Hannifin Corp.	3,200,027

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011
Shares		Market Value
	OIL & GAS - 2.43%
80,767	Williams Cos, Inc.	$ 2,607,159

	PHARMACEUTICALS - 2.47%
47,972	Herbalife Ltd.	2,652,852

	PIPELINES - 7.23%
98,333	Genesis Energy LP	2,565,508
32,102	ONEOK, Inc.	2,669,602
24,490	Sunoco Logistics Partners LP	2,528,837
		7,763,947
	RETAIL - 24.70%
51,455	Casey's General Stores, Inc.	2,746,667
30,968	Costco Wholesale Corp.	2,641,570
68,635	CVS Caremark Corp.	2,665,783
55,736	Darden Restaurants, Inc.	2,659,165
45,331	Family Dollar Stores, Inc.	2,693,568
27,671	McDonald's Corp.	2,643,134
55,989	Nu Skin Enterprises, Inc.	2,672,915
28,928	Ross Stores, Inc.	2,577,195
49,505	Target Corp.	2,608,914
42,676	TJX Cos, Inc.	2,633,109
		26,542,020
	SEMICONDUCTORS - 5.03%
109,676	Intel Corp.	2,732,029
48,694	QUALCOMM, Inc.	2,668,431
		5,400,460
	SOFTWARE - 2.48%
104,112	Microsoft Corp.	2,663,185

	TELECOMMUNICATIONS - 2.17%
65,622	Harris Corp.	2,336,143

	TRANSPORTATION - 5.02%
125,056	CSX Corp.	2,714,966
35,446	Norfolk Southern Corp.	2,677,591
		5,392,557

	TOTAL COMMON STOCK	105,448,082
	( Cost - $104,010,017)

	SHORT-TERM INVESTMENTS - 1.17%
1,259,387	Fifth Third US Treasury Money Market Fund, 0.01% *	1,259,387
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,259,387)

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2011
Shares		Market Value
	TOTAL INVESTMENTS - 99.33%
	( Cost - $105,269,404) (a)	$ 106,707,469
	OTHER ASSETS LESS LIABILITIES - 0.67%	723,480
	NET ASSETS - 100.00%	$ 107,430,949
_________
* Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2011.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $105,526,001 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 2,198,649
	Unrealized Depreciation:	(1,017,181)
	Net Unrealized Appreciation:	$ 1,181,468

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

Assets:
Investments in Securities at Market Value (identified cost $105,269,404)	$106,707,469
Dividends and Interest Receivable	179,704
Receivable for Securities Sold	43,736,889
Receivable for Fund Shares Sold	1,419,715
Deferred Offering Costs	3,629
Prepaid Expenses and Other Assets	30,237
Total Assets	152,077,643

Liabilities:
Payable for Securities Purchased	44,481,271
Payable for Fund Shares Redeemed	78,253
Payable to Investment Adviser	34,996
Accrued Distribution Fees	19,716
Payable to Other Affiliates	10,373
Accrued Expenses and Other Liabilities	22,085
Total Liabilities	44,646,694

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
10,554,405 shares outstanding)	$107,430,949
Net Asset Value and Redemption Price Per Share*
($107,430,949/10,554,405 shares of beneficial interest outstanding)	$ 10.18
Offering Price Per Share
($10.18 / 0.9425)	$ 10.80

Composition of Net Assets:
At November 30, 2011, Net Assets consisted of:
Paid-in-Capital	$107,918,848
Undistributed Net Investment Income	107,847
Accumulated Net Realized Loss From Security and Foreign
Currency Transactions	(2,033,811)
Net Unrealized Appreciation on Investments	1,438,065
Net Assets	$107,430,949
___________
*The Fund charges a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Fund's minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF OPERATIONS
For the Period Ended November 30, 2011*

Investment Income:
Dividend Income (Less $3,653 Foreign Taxes Withholding)	$ 500,791
Interest Income	849
Total Investment Income	501,640

Expenses:
Investment Advisory Fees	229,409
Trustees' Fees	95,102
Distribution Fees	57,352
Registration & Filing Fees	40,499
Offering Costs	39,920
Administration Fees	38,061
Transfer Agent Fees	38,889
Fund Accounting Fees	26,000
Organizational Expenses	21,370
Legal Fees	16,336
Audit Fees	15,000
Printing Expense	13,049
Chief Compliance Officer Fees	12,726
Insurance Expense	11,473
Custody Fees	4,583
Miscellaneous Expenses	1,629
Total Expenses	661,398
Less: Fees Waived/Expenses Reimbursed by Adviser	(327,957)
Net Expenses	333,441
Net Investment Income	168,199

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currencies:
Net Realized Loss on Security Transactions and Foreign Currencies	(2,044,129)
Net Change in Unrealized Appreciation on Investments	1,438,065
Net Realized and Unrealized Loss on Investments and
Foreign Currency Transactions	(606,064)

Net Decrease in Net Assets Resulting From Operations	$ (437,865)

_______
*The Fund commenced operations on December 28, 2010

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

Period
ended
November 30, 2011*
Operations:
Net Investment Income	$ 168,199
Net Realized Loss on Investments and Foreign Currency Transactions	(2,044,129)
Net Change in Unrealized Appreciation on Investments	1,438,065

Net Decrease in Net Assets Resulting From Operations	(437,865)

Distributions to Shareholders From:
Net Investment Income ($0.04 per share)	(71,404)
Total Distributions to Shareholders	(71,404)

Beneficial Interest Transactions:
Proceeds from Shares Issued (10,795,932 shares)	110,378,865
Distributions Reinvested (6,058 shares)	62,362
Cost of Shares Redeemed (257,585 shares)	(2,607,336)
Redemption Fees	6,327
Total Beneficial Interest Transactions	107,840,218

Increase in Net Assets	107,330,949

Net Assets:
Beginning of Period	100,000
End of Period**	$ 107,430,949

**Includes undistributed net investment income of:	$ 107,847
______
*The Fund commenced operations on December 28, 2010.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Period
	Ended
	November 30, 2011*

Net Asset Value, Beginning of Period	$ 10.00

Increase From Operations:
Net investment income (a)	0.07
Net gain from securities
(both realized and unrealized)	0.15
Total from operations	0.22

Distributions to shareholders from:
Net investment income	(0.04)
Total distributions	(0.04)

Redemption fees	0.00	(e)

Net Asset Value, End of Period	$ 10.18

Total Return (b)	2.19%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 107,431
Ratio of expenses to average net assets:
before reimbursement	2.88%	(c)
net of reimbursement	1.45%	(c)
Ratio of net investment income to average net assets	0.73%	(c)
Portfolio turnover rate	382%	(d)

__________
*The Fund commenced operations on December 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

1.

ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Fund”) is a non-diversified series of Copeland Trust (the “Trust”).  The Trust is registered under the Investment Company Act of 1940, as amended (the � Act”) as an open-end management investment company.  The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware.  The investment objective of the Fund is to seek long-term capital appreciation and income.  The Fund commenced operations on December 28, 2010.

As of November 30, 2011 the Fund offered Class A shares only.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.  The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2011

of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2011 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 105,448,082	$ -	$ -	$ 105,448,082
Short-Term Investments	1,259,387	-	-	1,259,387
Total	$ 106,707,469	$ -	$ -	$ 106,707,469

       The Fund did not hold any Level 3 securities during the period.

           There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

        * Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Organizational and Offering Costs – Organizational costs of $21,370 were charged to expenses as incurred.  Offering costs incurred by the Fund of $43,549 were treated as deferred charges until operations commenced and will be amortized over a 12 month period using the straight line method.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund may make significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2011

the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Fund’s investment portfolio.  Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Fund by Copeland Capital Management, LLC (the “Adviser”).  Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period ended November 30, 2011, the Adviser earned advisory fees of $229,409, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2013, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45% of the Fund’s average daily net assets. For the period ended November 30, 2011, the Adviser waived fees of $229,409 and reimbursed expenses of $98,548. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years.  For the period ended November 30, 2011, the Adviser waived fees and reimbursed expenses of $327,957, all of which will expire on November 30, 2014.

The Fund has entered into a servicing agreement with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  The terms of the agreement are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2011

10 basis points or 0.10% per annum on the first $40 million in net assets

  8 basis points or 0.08% per annum on the next $100 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $27,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A certain officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for serving in such capacity.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended November 30, 2011, the Fund incurred $12,726 expenses for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended November 30, 2011, GemCom received $5,234 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, Class A shares may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the period ended November 30, 2011, Class A shares incurred distribution fees of $57,352.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A shares. For period ended November 30, 2011, the Distributor received $498,607 in underwriting commissions for sales of Class A shares, of which $61,998 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser will receive (i) a base annual retainer of $16,000 ($6,000 for the fiscal year ending November 30, 2011), (ii) $10,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings,

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2011

(iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings.  For carrying out his additional responsibilities, the independent Chairman of the Board will receive an additional $9,000 per year ($6,000 for the fiscal year ending November 30, 2011).  The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the period ended November 30, 2011 amounted to $198,379,782 and $92,325,589, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following period was as follows:

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to non-deductible expenses and partnership adjustments.

At November 30, 2011, the Fund had a capital loss carry forward for federal income tax purposes which will not expire and is available to offset future capital gains as follows:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $548,603.

Permanent book and tax differences primarily attributable to non-deductible expenses and partnership adjustments, resulted in reclassification for the Fund for the period ended November 30, 2011 as follows:

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2011

6.

FINANCIAL HIGHLIGHTS

The Fund calculated per share income using the average share method.  After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the period was attributed to net realized and unrealized gains from securities.  For the period ended November 30, 2011, net realized and unrealized gains were $0.15 on a per share basis, while net realized and unrealized losses were $606,064.  The Fund experienced relatively higher net gains on a per share basis during a period when net assets were relatively low and experienced relatively lower net realized and unrealized losses on a per share basis during a period when net assets were relatively high.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Copeland Trust and

Shareholders of

Copeland Risk Managed Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copeland Risk Managed Dividend Growth Fund, a series of shares of Copeland Trust (the “Trust”), as of November 30, 2011 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 28, 2010 (commencement of operations) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund as of November 30, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 28, 2010 (commencement of operations) to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 19, 2012

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970�).	1	Former Trustee, WT Mutual Fund (2008-2011)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005�).	1	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	President and CEO, Ardmore Investment Partners (since 2009; 2007� 2004�); Senior Partner, Logan Circle Partners (2008�); Managing Director, Brandywine Global Investment Management (2006�).	1	None.
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	Retired (since 2010); CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008�) and President (2005�), PNC Global Investment Servicing.	1	Trustee, Brandywine (since 2011); Trustee, FundVantage Trust (since 2009)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer ** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999�).	1	None.
Eric C. Brown Year of Birth: 1969	President, Principal Executive Officer/Indefinite (since 2010)	Chief Executive Officer, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Treasurer, Principal Financial Officer/ Indefinite (since 2010)	Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006�).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Chief Compliance Officer, Copeland Capital Management, LLC (since 2010); Chief Operating Officer and Chief Compliance Officer, Gould Investment Partners LLC (2004�).	N/A	N/A
Mark S. Marrone Year of Birth: 1968	Chief Compliance Officer/Indefinite (since 2010)	Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003�) and Chief Compliance Officer (2004�) Saratoga Capital Management, LLC.	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Vice President, Gemini Fund Services, LLC (since 2004).	N/A	N/A

  * The term "Fund Complex" refers to the Copeland Trust.

** Mr. Rorer is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-COPELAND.

Copeland Risk Managed Dividend Growth Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

November 30, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/01/11)	Ending Account Value (11/30/11)	Expenses Paid During the Period* (06/01/11 to 11/30/11)
Actual	$1,000.00	$934.34	$ 7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$ 7.33

* Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the  period, multiplied by 183 days and divided by 365 (to reflect the number of days in the six month period ended  November 30, 2011).

PRIVACY NOTICE
FACTS		WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

 The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-888-9-COPELAND

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪

Affiliates from using your information to market to you

▪

Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

Investment Adviser

Copeland Capital Management, LLC

8 Tower Bridge

161 Washington Street, Suite 1650

Conshohocken, PA 19428

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.  The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2011, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below.  The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

             2011

$ 10,000

(b)

Audit-Related Fees

2011

$ 0

(c)

Tax Fees

2011

            $ 2,500

(d)

All Other Fees

2011

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.  The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2)  Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,500

(h)

Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Any code of ethics.

(a)(2)

Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Eric C. Brown

Eric C. Brown, President

Date

2/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Eric C. Brown

Eric C. Brown, President

Date

2/8/12

By:  /s/ Mark W. Giovanniello

Mark W. Giovanniello, Treasurer

Date

2/8/12